UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

Commission File Number of issuing entity: 333-239581

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-239581-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

13-4994650

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 Other Events

On June 24, 2022 (the “Closing Date”), Chase Issuance Trust, as issuing entity, Chase Card Funding LLC (“Chase Card Funding”), as depositor and transferor, and JPMorgan Chase Bank, National Association (the “Bank”), as sponsor, originator, administrator and servicer, completed the securitization of approximately $1,500,000,000 of credit card receivables. The securitization consists of $750,000,000 Class B(2022-1) notes and $750,000,000 Class C(2022-1) notes. The Class B(2022-1) notes and the Class C(2022-1) notes are part of a series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes. The Class B(2022-1) notes are a tranche of the Class B notes of the CHASEseries and the Class C(2022-1) notes are a tranche of the Class C notes of the CHASEseries.

The Class B(2022-1) notes and the Class C(2022-1) notes have not been registered under the Securities Act of 1933, as amended, or any state securities or blue sky law. The Class B(2022-1) notes and the Class C(2022-1) notes have been initially issued in definitive, certificated form and shall initially be retained by and registered in the name of Chase Card Funding LLC.

The Bank services the receivables that are included in the securitization and it will continue to service the accounts associated with such receivables following the securitization.

Credit Risk Retention

As of the Closing Date, the Transferor Amount or seller’s interest retained by Chase Card Funding was $5.72 billion and the Seller’s Interest Percentage, equal to the percentage equivalent of the Transferor Amount divided by the aggregate principal amount of outstanding CHASEseries notes, was 120.38%.

Section 9 —Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(4.1)	Class B(2022-1) Terms Document, dated as of June 24, 2022, by and between Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent.

(4.2)	Class C(2022-1) Terms Document, dated as of June 24, 2022, by and between Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor and Transferor of the Chase Issuance Trust

By:	/s/ Simon Braeutigam
Name: Simon Braeutigam
Title: Chief Executive Officer

Date: June 27, 2022